EXHIBIT 10.4

Execution Copy
CONSENT AGREEMENT
     This CONSENT AGREEMENT (this “Consent Agreement”), made and entered into as of November 30, 2007, is by and among DOLAN MEDIA COMPANY, a Delaware corporation (“Dolan”), Dolan, in its capacity as agent for the Borrowers (“Borrowers’ Agent”), DOLAN FINANCE COMPANY, a Minnesota corporation (“Dolan Finance”), DOLAN APC LLC, a Delaware limited liability company (“Dolan APC”), AMERICAN PROCESSING COMPANY, LLC, a Michigan limited liability company (“APC”), the banks party to the Credit Agreement defined below (individually, a “Bank” and, collectively, the “Banks”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“USBNA”), as agent for the Banks (in such capacity, the “Agent”).
RECITALS
     A. Borrowers’ Agent, Dolan, Dolan Finance, Dolan APC, APC and the other subsidiaries of Dolan party thereto (collectively, the “Borrowers”), the Banks, LaSalle Bank National Association, as Syndication Agent, Associated Bank National Association, as Co-Documentation Agent, Bank of the West, as Co-Documentation Agent, USBNA, as LC Bank and Lead Arranger, and the Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of August 8, 2007 (as amended, supplemented or modified from time to time, the “Credit Agreement”).
     B. The Borrowers’ Agent has requested that the Banks grant certain consents in connection with purchases by Dolan APC of additional membership interests in APC.
     C. The Borrowers’ Agent has also advised the Agent of Dolan APC’s and APC’s intention to amend the APC LLC Agreement to modify in favor of APC how the Repurchase Price under Section 7.7 of the APC LLC Agreement is calculated, and has requested that the Banks consent to such modification.
AGREEMENT
          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:
     Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.
     Section 2. Consents. In accordance with Article 6 of the Credit Agreement, the Banks hereby grant to APC and Dolan APC the following consents (each a “Consent” and, collectively, the “Consents”):
     2.1 A consent under the Credit Agreement (including, but not limited to, under Sections 6.7, 6.8 and 6.12) to permit the purchase by Dolan APC of up to 11.33%

of additional Equity Interests in APC for an aggregate purchase price not to exceed $16,000,000.
     2.2 A consent under the Credit Agreement (including, but not limited to, under Sections 6.7 and 6.8) to permit Dolan APC and APC to amend the APC LLC Agreement to modify how the Repurchase Price (as defined therein) is calculated in connection with APC’s obligation to repurchase a minority member’s Equity Interests in APC pursuant to Section 7.7 thereof in substantially the form attached hereto as Exhibit A, which amendment shall not result in a calculation of the Repurchase Price that is more burdensome to APC than a calculation would be under the definition currently in effect.
     Section 3. Conditions to Effectiveness. The Consents are subject to the satisfaction of the conditions set forth in this Section 3; if any condition is not met with respect to a Consent, such Consent shall be deemed void ab initio; provided, that no such failure shall have any effect on the other Consents.
     3.1 This Consent Agreement is duly executed and delivered by the Majority Banks, the Agent, the Borrowers’ Agent, Dolan, Dolan Finance, Dolan APC and APC, with sufficient original counterparts for each party hereto.
     3.2 In connection with the Consent granted pursuant to Section 2.2, the amendment to the APC LLC Agreement described therein shall be satisfactory in form and substance to the Agent, as evidenced by the release by the Agent of the signatures of the Majority Banks and the Agent to this Consent Agreement to the Borrowers’ Agent.
     Section 4. Certification by the Borrowers. The Consents are further granted in reliance on the Borrowers’ joint and several certifications that as of the date hereof, after giving effect to this Consent Agreement, no Default or Event of Default has occurred and is continuing.
     Section 5. Limited Purpose; Effect on Credit Agreement. Notwithstanding anything contained herein, the Consents (i) are limited consents and waivers, (ii) are effective only with respect to the specific transactions described in this Consent Agreement for the specific instance and the specific purpose for which they are given, (iii) shall not be effective for any other purpose or transaction, and (iv) do not constitute an amendment or basis for a subsequent waiver of any of the provisions of the Credit Agreement. Except as expressly provided herein, (a) all of the terms and conditions of the Credit Agreement remain in full force and effect and none of such terms and conditions are, or shall be construed as, otherwise amended or modified, and (b) nothing in this Consent Agreement shall constitute a waiver by the Banks of any Default or Event of Default, or of any right, power or remedy available to the Banks under the Credit Agreement or any other Loan Document, whether any such defaults, rights, powers or remedies presently exist or arise in the future.
     Section 6. Loan Document. The parties hereto agree that this Consent Agreement is a Loan Document.
     Section 7. Authority; Etc. The execution and delivery by Dolan, Dolan Finance, Dolan APC, APC and the Borrowers’ Agent on behalf of each other Borrower of this Consent Agreement are within the organizational authority of each of them and have been duly authorized by all necessary organizational action on the part of, and have been duly and validly executed by, each of them and the conditions to the effectiveness thereof have been satisfied.
     Section 8. Miscellaneous.
     8.1 Headings. The headings of various sections of this Consent Agreement have been inserted for reference only and shall not be deemed to be a part of this Amendment.
     8.2 Counterparts. This Consent Agreement may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and any party to this Consent Agreement may execute any such agreement by executing a counterpart of such agreement.
     8.3 Governing Law. THIS CONSENT AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.
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     IN WITNESS WHEREOF, the parties hereto have caused this Consent Agreement to be executed as of the date and year first above written.

DOLAN MEDIA COMPANY,
as a Borrower and as Borrowers’ Agent

By:	/s/ Scott J. Pollei

Scott Pollei
Executive Vice President and Chief Financial Officer

DOLAN FINANCE COMPANY
DOLAN APC LLC
AMERICAN PROCESSING COMPANY, LLC

By:	/s/ Scott J. Pollei

Scott Pollei
Vice President

AMERICAN PROCESSING COMPANY, LLC

By:	/s/ Scott J. Pollei

Scott Pollei
Treasurer and Secretary

U.S. BANK NATIONAL ASSOCIATION, as Agent

By:	/s/ Michael Staloch

Michael J. Staloch,
Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By:	/s/ Michael Staloch

Michael J. Staloch,
Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Peter Pricco

Name: Peter Pricco
Title: Vice President

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COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:	/s/ Michael R. Phelan

Name: Michael R. Phelan
Title: Executive Director

By:	/s/ Brett Delfino

Name: Brett Delfino
Title: Executive Director

ASSOCIATED BANK, NATIONAL ASSOCIATION

By:	/s/ Nicholas Myers

Name: Nicholas Myers
Title: Vice President

BANK OF THE WEST

By:	/s/ Andrew Gaspard

Name: Andrew Gaspard
Title: Vice President

COMERICA BANK

By:	/s/ Kent K. Takacs

Name: Kent K. Takacs
Title: Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ David A. Wild

Name: David A. Wild
Title: Vice President

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EXHIBIT A TO
CONSENT AGREEMENT
AMENDMENT TO LLC AGREEMENT
(See Attached)

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AMENDMENT NO. 2
to the
AMENDED AND RESTATED OPERATING AGREEMENT
of
AMERICAN PROCESSING COMPANY, LLC
     THIS AMENDMENT NO. 2 (this “Amendment”) to that certain Amended and Restated Operating Agreement, dated as of March 14, 2006, as amended by that certain Amendment No. 1 to the Amended and Restated Operating Agreement, dated as of January 9, 2007 (the “Operating Agreement”), by and among American Processing Company, LLC, a Michigan limited liability company (the “Company”), Dolan APC, LLC, a Delaware limited liability company (“Dolan”), Trott & Trott, PC, a Michigan professional service corporation (“Trott & Trott”) and Feiwell & Hannoy Professional Corporation, an Indiana professional corporation (“F&H”), is made and entered into to be effective for all purposes as of November 30, 2007 by and among the Company, the Manager and the persons set forth as Members on Exhibit A attached hereto. Capitalized terms used but not otherwise defined herein shall have meanings specified in the Operating Agreement.
RECITALS
     A. Dolan and Trott & Trott are each parties to a Common Unit Purchase Agreement, dated as of the date hereof, pursuant to which Dolan agreed to purchase 95,000 Common Units from Trott & Trott on the terms and conditions set forth therein.
     B. Dolan and F&H are each parties to a Common Unit Purchase Agreement, dated as of the date hereof, pursuant to which Dolan agreed to purchase 23,560 Common Units from F&H on the terms and conditions set forth therein.
     C. Pursuant to Section 10.4 of the Operating Agreement, the Manager and a Supermajority-in-Interest of the Members have agreed to amend the terms of the Operating Agreement as provided in this Amendment.
AGREEMENT
Section 9. AMENDMENT
     9.1 The definition of “Formula Value Per Common Unit” in Article I of the Operating Agreement is hereby amended and restated in its entirety as follows:
“Formula Value Per Common Unit” means, as of a specified date, an amount equal to the quotient of (x) the difference between (i) the product of (A) the Company’s Adjusted EBITDA for the most recently completed twelve (12) calendar months prior to such date and (B) 6.25 and (ii) the aggregate amount of any interest bearing indebtedness of the Company as of such date and (y) the number of Common Units of the Company outstanding as of such date (determined on a Common Equivalent Basis).

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     9.2 The definition of “Supermajority-in-Interest of the Members” in Article I of the Operating Agreement is hereby amended and restated in its entirety as follows:
“Supermajority-in-Interest of the Members” means the Member or Members holding in the aggregate ninety percent (90%) or more of the Participating Percentages held by the Members.
     9.3 Section 3.2 of the Partnership Agreement shall be deleted in its entirety and the following shall be inserted as the amended and restated Section 3.2:
“3.2 Capital Contributions. Each of the Members has made one or more capital contributions to the Company, which have been recorded on the books and records of the Company. No Member shall be required to make any further capital contributions to the Company.”
     9.4 The following sentence shall be added to the end of Section 7.7(a) of the Operating Agreement:
“The parties acknowledge and agree that, for purposes of calculating the Repurchase Price, the specified date with respect to the Formula Value Per Common Unit shall be the Put Closing Date (as defined below).”
     9.5 Exhibit A of the Operating Agreement is hereby replaced with Exhibit A attached hereto.
SECTION 10. REFERENCE TO AND EFFECT ON THE OPERATING AGREEMENT
     10.1 Each reference in the Operating Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Operating Agreement as amended hereby.
     10.2 Except as specifically amended above, the Operating Agreement shall remain in full force and effect and is hereby ratified and confirmed.
SECTION 11. MISCELLANEOUS
     11.1 This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Amendment, to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including transmission in portable document format by electronic mail), shall be treated in all manner and respects and for all purposes as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto shall re-execute original forms hereof and deliver them to all other parties, except that the failure of any party to comply with such a request shall not render this Amendment invalid or unenforceable. No party hereto shall raise the use of a facsimile machine or other electronic

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transmission to deliver a signature, or the fact that any signature was transmitted or communicated through the use of a facsimile machine or other electronic transmission, as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.
     11.2 Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     11.3 Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.
     11.4 The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
     11.5 If and to the extent there are any inconsistencies between the Operating Agreement and this Amendment, the terms of this Amendment shall control.
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Signature Pages Follow.]

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     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

COMPANY:

AMERICAN PROCESSING COMPANY, LLC

By: DOLAN APC LLC
Its: Manager

By:

Name:

Title:

MANAGER:

DOLAN APC LLC

By:

Name:

Title:

MEMBERS:

DOLAN APC LLC

By:

Name:

Its:

TROTT & TROTT, P.C.

By:

Name:

David A. Trott
Its: President

FEIWELL & HANNOY PROFESSIONAL CORPORATION

By:

Name:

Its:

EXHIBIT A
List of Members, Capital Contributions, Capital Accounts
Common Units and Participating Percentages

Name, Address, Phone
and Fax of Member	Common Units	Participating Percentage
Dolan APC, LLC c/o Dolan Media Company 1200 Baker Building 706 Second Avenue South Minneapolis, Minnesota 55402 Phone: (612) 317-9425 Fax: (612) 317-9434 Attention: James P. Dolan	928,560	88.677%

Trott & Trott, P.C. 31440 Northwestern Highway Suite 200 Farmington Hills, MI 48334 Phone: (248) 642-2515 Fax: (248) 642-3628 Attention: David A. Trott	95,000	9.073%

Feiwell & Hannoy Professional Corporation 251 North Illinois Street, Suite 1700 Indianapolis, Indiana 46204 Phone: (317) 237-2727 Fax: (317) 237-2722 Attention: [ ]	23,560	2.250%

TOTAL:	1,047,120	100.000%

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